RENEWAL OF
                              SHOPPING CENTER LEASE

          WHEREAS Belt Line - Denton Road Associates Joint Venture, a Texas joint venture ("Landlord") and Kenneth A. and Euel Baldock ("Tenant") heretofore entered into that certain lease dated May 27, 1992, (the lease covering approximately square feet of space located at Belt Line Denton Shopping Center, Carrollton, Texas and

          WHEREAS the parties hereto are desirous of extending the lease term for an additional period of sixty (60) months upon the terms and conditions set forth here and below.

     1. The Lease is hereby renewed for an additional period of sixty (60) months beginning August 1, 1997, and ending July 31, 2002 (the "Renewal Term").

     2. The minimum guaranteed rental for the Renewal Term shall be as follows, payable in advance in equal monthly installments as described below on the first day of each month of the Renewal Term without demand:

            Months 01-12 $5.00 x 2,051 SF/12 = $854.58 per month
            Months 13-24 $5.00 x 2,051 SF/12 = $940.04 per month
            Months 25-36 $6.00 x 2.051 SF/12 = $1020.50 per month
            Months 37-48 $6.50 x 2,051 SF/12 = $1110.96 per month
            Months 49-60 $7.00 x 2,051 SF/12 = $1196.42 per month

     3. In addition to the minimum guaranteed rental described above, Tenant shall also pay during the Renewal Term all other charges described in the Lease, including the cost of operation and maintenance of the common area, taxes and other real estate charges and insurance expenses.

     4. Landlord and Tenant hereby acknowledge that Tenant has no further option(s) to renew this Lease after the expiration of this Renewal Term.

     5. Landlord and Tenant hereby acknowledge that Tenant has previously deposited with Landlord a sum in the amount of $571.53 to be held as a Security Deposit under the terms and conditions described in the Lease.

     6. Except as herein modified all terms and provisions of the Lease shall remain in full force and effect.

EXECUTED as of the latest date accompanying a signature by Landlord and Tenant below

 TENANT:  Kenneth A. and Euel Baldock

          By:  /s/ Kenneth A. Baldock
               ----------------------
          Tax ID#/SS#: omitted

 Date of Signature:

 TENANT'S NOTICE ADDRESS:

 Ken Baldock
 Beltine Pawn Shop
 1001 Denton Drive
 Carrollton, Texas 75080


 LANDLORD:           Belt Line - Denton Road Associates, a Texas joint venture
                     ---------------------------------------------------------
                     by its agent Cancor Realty Services, Inc.


   By:
                     ---------------------------
                     Greg Marks
                     Landlord Representative

   Date of Signature:
                     ---------------------------